INVESTMENT AGREEMENT

INVESTMENT  AGREEMENT  (this “AGREEMENT”),  dated  as of  April 22, 2014  by and  between

RADTEK, Inc., a Nevada corporation (the “Company”), and Dutchess Opportunity Fund,  II, LP, a

Delaware Limited Partnership (the “Investor”).

WHEREAS,  the  parties  desire  that,  upon  the  terms  and  subject  to  the  conditions  contained herein,  the  Investor  shall  invest  up  to  twenty  million  dollars  ($20,000,000)  to  purchase  the

Company's Common Stock with $0.001 par value per share (the “Common Stock”);

WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) under the Securities Act of 1933, as amended (the “1933 Act”), Rule 506 of Regulation D, and the rules and regulations promulgated thereunder, and/or upon such other exemption from the registration requirements of the 1933 Act as may be available with respect to any or all of the investments in

Common Stock to be made hereunder; and

WHEREAS,  contemporaneously  with  the  execution  and  delivery  of  this  Agreement,  the  parties hereto  are  executing  and  delivering  a  Registration  Rights  Agreement  substantially  in  the  form attached  hereto  (the  “Registration  Rights  Agreement”)  pursuant  to  which  the  Company  has agreed  to  provide  certain  registration  rights  under  the  1933  Act,  and  the  rules  and  regulations promulgated thereunder, and applicable state securities laws.

NOW  THEREFORE,  in  consideration  of  the  foregoing  recitals,  which  shall  be  considered  an integral  part  of  this  Agreement,  the  covenants  and  agreements  set  forth  hereafter,  and  other good  and  valuable  consideration,  the  receipt  and  sufficiency  of  which  is  hereby  acknowledged,

the Company and the Investor hereby agree as follows:

SECTION 1.    DEFINITIONS.

As  used  in  this  Agreement,  the  following  terms  shall  have  the  following  meanings specified  or  indicated  below,  and  such  meanings shall be  equally  applicable  to  the  singular and plural forms of such defined terms.

“1933 Act” shall have the meaning set forth in the recitals of  this Agreement.

“1934 Act” shall mean the Securities Exchange Act of 1934, as it may be amended.

“AAA” shall have the meaning specified in Section 12.

“Affiliate” shall have the meaning specified in Section 5(H).

“Agreement” shall mean this Investment Agreement.

“Articles of Incorporation” shall have the meaning specified in Section 4(C).

“By-laws” shall have the meaning specified in Section 4(C).

“Closing” shall have the meaning specified in Section 2(F).

“Closing  Date”  shall have  the  meaning  specified  in  Section  2(F),  which  is 5  trading  days after the “put notice”.

“Common Stock” shall have the meaning set forth in the recitals of  this Agreement.

“Company” shall have the meaning set forth in the preamble of this Agreement.

“Control” or “Controls” shall have the meaning specified in Section 5(H).

“DTC” shall have the meaning specified in Section 2(F).

“DWAC” shall have the meaning specified in Section 2(F).

“Effective  Date”  shall  mean  the  date  the  SEC  declares  effective  under  the  1933  Act  the

Registration Statement covering the Securities.

“Equity  Line  Transaction  Documents”  shall  mean  this  Agreement  and  the  Registration

Rights Agreement.

“FAST” shall have the meaning specified in Section 2(F).

“Indemnities” shall have the meaning specified in Section 11.

“Indemnified Liabilities” shall have the meaning specified in Section 11.

“Indemnitor” shall have the meaning specified in Section 11.

“Investor” shall have the meaning indicated in the preamble of this Agreement.

“Material Adverse Effect” shall have the meaning specified in Section 4(A).

“Maximum Common Stock Issuance” shall have the meaning specified in Section 2(G).

“Minimum  Acceptable  Price”  with  respect  to  any  Put  Notice  Date  shall  be  the  price defined by the Company in the applicable Put Notice.

“Open Market Adjustment Amount” shall have the meaning specified in Section 2(H).

“Open Market Share Purchase” shall have the meaning specified in Section 2(H).

“Open  Period”  shall  mean  the  period  beginning  on  and  including  the   Trading  Day

immediately following the Effective Date and ending on the earlier to occur of (i) the date which is thirty-six (36) months from the Effective  Date; or (ii) termination of  the Agreement  in accordance with Section 9, below.

“Pricing  Period”  shall  mean  the  five  (5)  consecutive  Trading  Days  beginning  on  the  Put

Notice  Date  and  ending  on  and  including  the  date  that  is  four  (4)  Trading  Days  after  such  Put

Notice Date.

“Principal Market” shall mean the Nasdaq Capital Market, the NYSE Amex, the New York

Stock  Exchange,  the  Nasdaq  Global  Market,  the  Nasdaq  Global  Select  Market  or  the  OTC

Bulletin Board, whichever is the principal market on which the Common Stock is listed.

“Prospectus”   shall   mean   the   prospectus,   preliminary   prospectus   and   supplemental

prospectus used in connection with the Registration Statement.

“Purchase Amount” shall mean the total amount being paid by the Investor on a particular

Closing Date to purchase the Securities.

“Purchase  Price”  shall  mean  ninety-five  percent  (95%)  of  the  lowest  daily  VWAP  (as defined herein) of the Common Stock during the Pricing Period.

“Put” shall have the meaning set forth in Section 2(B) hereof.

“Put Amount” shall have the meaning set forth in Section 2(B) hereof.

“Put  Notice” shall mean  a  written  notice  in  the form attached  hereto  as Exhibit  C,  sent  to the Investor by the  Company stating the Put Amount in U.S. dollars the Company intends to  sell to the Investor pursuant to the terms of the Agreement and stating the current number of  Shares issued and outstanding on such date.

“Put  Notice  Date”  shall  mean  the  Trading  Day,  as set  forth  below,  immediately following the  day  on  which  the  Investor  receives  a  Put  Notice,  however  a  Put  Notice  shall  be  deemed delivered on (a) the Trading Day it is received by facsimile or  email by the Investor if  such  notice is  received  prior  to  noon  Eastern  Time,  or  (b)  the  immediately  succeeding  Trading  Day  if  it  is received by facsimile or otherwise after noon Eastern Time on a Trading Day. No Put Notice may be deemed delivered on a day that is not a Trading Day.

“Put  Restriction”  shall  mean  the  days  during  the  Pricing  Period.  During  this  time,  the

Company shall not be entitled to deliver another Put Notice.

“Put Shares Due” shall have the meaning specified in Section 2(H).

“Registration  Rights  Agreement”  shall  have  the  meaning  set  forth  in  the  recitals  of  this

Agreement.

“Registration  Statement”  means  the  registration  statement  of  the  Company  filed  under the 1933 Act covering the resale by the Investor of the Common Stock issuable hereunder.

“Related Party” shall have the meaning specified in Section 5(H).

“Resolutions” shall have the meaning specified in Section 8(E).

“SEC” shall mean the U.S. Securities & Exchange Commission.

“SEC Documents” shall have the meaning specified in Section 4(G).

“Securities” shall mean the shares of  Common Stock issued pursuant  to the  terms of  the

Agreement.

“Shares” shall mean the shares of the Company’s Common Stock.

“Share Delivery Date” shall mean 7 days after the “Put Date”.

“Subsequent Purchasers” shall have the meaning specified in Section 2(I).

“Subsidiaries” shall have the meaning specified in Section 4(A).

“Trading Day” shall mean any day on which the Principal Market for the Common Stock is open for trading, from the hours of 9:30 am until 4:00 pm Boston Time.

“VWAP” shall mean the volume weighted average price  during a Trading Day.

SECTION 2.    PURCHASE AND SALE OF COMMON STOCK.

(A)

PURCHASE   AND   SALE   OF   COMMON   STOCK.   Subject   to   the   terms   and

conditions  set  forth  herein,  the  Company  may  issue  and  sell  to  the  Investor,  and  the  Investor shall  purchase  from  the  Company,  up  to  that  number  of  Shares  having  an  aggregate  Purchase

Price of twenty million dollars ($20,000,000).

(B)

DELIVERY OF PUT NOTICES.  Subject  to  the  terms and  conditions of  the  Equity

Line Transaction  Documents, and  from time to time  during the Open Period, the  Company may,

in  its  sole  discretion,  deliver  a  Put  Notice  to  the  Investor  which  states  the  dollar  amount

(designated  in  U.S.  Dollars)  (the  “Put  Amount”)  of  Shares  which  the  Company intends  to  sell to the Investor on a Closing Date (the “Put”).  The Put Amount shall be equal to up to either 1) three hundred  percent  (300%)  of  the  average  daily  volume  (U.S.  market  only)  of  the  Common  Stock for  the  three  (3)  Trading  Days prior  to  the  applicable  Put  Notice  Date,  multiplied  by the  average of  the  three  (3)  daily  closing  prices  immediately  preceding  the  Put  Date  or  2)  three  hundred thousand  dollars  ($300,000).  During  the  Open  Period,  the  Company  shall  not  be  entitled  to submit  a Put  Notice  until  the  Pricing  Period for the  prior Put  has been  completed.  The  Common

Stock identified in the Put Notice shall  be purchased for a price equal to the Purchase Price.

(C)

COMPANY’S  RIGHT  TO  SUSPEND.    On  each  Put  Notice  submitted  to  the

Investor by the  Company,  the  Company  shall have  the  option  to  specify a  Suspension  Price  for

that  Put.    In  the  event  the  Common  Stock  falls  below  the  Suspension  Price,  the  Put  shall  be

temporarily suspended.    The Put  shall resume at such  time as the Common Stock is above  the

Suspension  Price,  provided  the  dates for  the  Pricing  Period  for  that  particular Put  are  still  valid.

In  the event  the Pricing  Period  has been complete,  any shares above the  Suspension  Price  due to  the  Investor  shall  be  sold  to  the  Investor  by  the  Company  at  the  Suspension  Price  under  the terms  of  this Agreement.  The  Suspension  Price  for  a  Put  may not  be  changed  by  the  Company once submitted to the Investor.

(D)

CONDITIONS   TO   INVESTOR'S   OBLIGATION   TO   PURCHASE   SHARES.

Notwithstanding anything to the contrary in this Agreement, the Company shall not be entitled to deliver a Put  Notice and the  Investor shall not be obligated to purchase any Shares at a Closing unless each of the following conditions are satisfied:

(1)

a  Registration  Statement  shall  have  been  declared  effective  and  shall remain  effective  and  available  for  the  resale  of  all  the  Registrable  Securities  (as  defined  in  the

Registration  Rights  Agreement)  at  all  times  until  the  Closing  with  respect  to  the  subject  Put

Notice;

(2)

at all times during the period beginning on the related Put Notice Date and ending  on  and  including  the  related  Closing  Date,  the  Common  Stock  shall have  been  listed  on the Principal Market and shall not have been suspended from trading thereon for a period of  two

(2)  consecutive  Trading  Days  during  the  Open  Period  and  the  Company  shall  not  have  been notified  of  any  pending  or  threatened  proceeding  or  other  action  to  suspend  the  trading  of  the

Common Stock;

(3)

the  Company  has  complied  with  its  obligations  and  is  otherwise  not  in breach  of  or  in  default  under  this  Agreement,  the  Registration  Rights  Agreement  or  any  other agreement executed in connection herewith which has not been cured prior to delivery of the Put

Notice;

(4)

no   injunction   shall  have   been   issued  and   remain   in  force,   or  action

commenced  by  a  governmental  authority  which  has  not  been  stayed  or  abandoned,  prohibiting the purchase or the issuance of the Securities; and

(5)

the  issuance  of  the  Securities  pursuant  to  this  Agreement  will  not  violate any shareholder approval requirements of the Principal Market.

If  any  of  the  events  described  in  clauses  (1)  through  (5)  above  occurs  during  a  Pricing  Period,

then  the  Investor  shall  have  no  obligation  to  purchase  the  Common  Stock  subject  to  the applicable Put Notice.

(E)

INTENTIONALLY OMITTED.

(F)

MECHANICS  OF  PURCHASE  OF  SHARES  BY  INVESTOR.  The  closing  of  the purchase  by  the  Investor  of  Shares  (a  “Closing”)  shall  occur  on  the  date  which  is  no  later  than five  (5) Trading  Days following  the  applicable  Put Notice  Date  (each  a  “Closing  Date”).  On  each

Closing   Date,   (I)   the   Company   shall   deliver   to   the   Investor   pursuant   to   this   Agreement,

certificates  representing  the  Shares  to  be  issued  to  the  Investor  on  such  date  and  registered  in the name of the Investor; and (II) the Investor shall deliver to the Company the Purchase Price to be  paid for such  Shares,  based  on  the Put Amount  set forth  in  Section 2(B).  In  lieu of  delivering physical certificates representing the  Securities and  provided  that  the  Company's transfer agent then  is  participating  in  The  Depository  Trust  Company  (“DTC”)  Fast  Automated  Securities

Transfer   (“FAST”)   program,   upon   request   of   the   Investor,   the   Company   shall   use   all

commercially   reasonable   efforts   to   cause   its   transfer   agent   to   electronically   transmit   the

Securities  by  crediting  the  account  of  the  Investor's  prime  broker  (as  specified  by  the  Investor within  a  reasonable  period  in  advance  of  the  Investor's  notice)  with  DTC  through  its  Deposit

Withdrawal Agent Commission (“DWAC”) system.    (Company RDTK is not FAST or DWAC)

The Company understands that a delay in the issuance of Securities beyond the Closing

Date could result in economic damage to the Investor. After the Effective Date, as compensation to  the  Investor  for  such  loss,  the  Company  agrees  to  make  payments  to  the  Investor  for  late issuance  of  Securities  (delivery  of  Securities  after  the  applicable  Closing  Date)  in  accordance with  the  following  schedule  (where  “No.  of  Days Late”  is  defined  as  the  number of  trading  days beyond the Closing Date, with the Amounts being cumulative.):

LATE PAYMENT FOR EACH NO. OF DAYS LATE

1

$100

2

$200

3

$300

4

$400

5

$500

6

$600

7

$700

8

$800

9

$900

10

$1000

Over 10

$1,000  +  $200  for  each  Business

Day late beyond 10 days

The  Company  shall  make  any  payments  incurred  under  this  Section  in  immediately available  funds  upon  demand  by  the  Investor.  Nothing  herein  shall  limit  the  Investor's  right  to pursue  actual  damages  for  the  Company's  failure  to  issue  and  deliver  the  Securities  to  the

Investor,  except  that  such  late  payments  shall  offset  any  such  actual  damages  incurred  by  the

Investor, and any Open Market Adjustment Amount, as set forth below.

(G)

OVERALL  LIMIT  ON  COMMON  STOCK  ISSUABLE.  Notwithstanding  anything contained  herein  to  the  contrary,  if  during  the  Open  Period  the  Company  becomes  listed  on  an exchange  that  limits  the  number  of  shares  of  Common  Stock  that  may  be  issued  without shareholder approval, then the number of  Shares issuable by the  Company and purchasable by the Investor, shall not exceed that number of  the shares of  Common Stock that may be issuable without  shareholder  approval  (the  “Maximum  Common  Stock  Issuance”).  If  such  issuance  of shares  of  Common  Stock  could  cause  a  delisting  on  the  Principal  Market,  then  the  Maximum

Common  Stock  Issuance  shall first  be  approved  by  the  Company's shareholders  in  accordance with  applicable  law and  the  By-laws and  Articles of  Incorporation  of  the  Company,  as amended.

The parties understand and agree that the Company's failure  to seek or obtain such shareholder approval  shall  in  no  way  adversely  affect  the  validity  and  due  authorization  of  the  issuance  and sale of Securities or the Investor's obligation  in accordance with the terms and conditions hereof to  purchase  a  number of  Shares in  the  aggregate  up  to  the  Maximum  Common  Stock Issuance limitation,  and  that  such  approval  pertains  only  to  the  applicability  of  the  Maximum  Common

Stock Issuance limitation provided in this Section 2(H).

(H)

OPEN MARKET ADJUSTMENT. If, by the third (3rd) business day after a Closing

Date,  the  Company  fails  to  deliver  any  portion  of  the  Securities  subject  to  a  Put  Notice  to  the

Investor  (the  “Put  Shares  Due”)  and  the  Investor  purchases,  in  an  open  market  transaction  or otherwise,  shares  of  Common  Stock  necessary  to  make  delivery  by  the  Investor  of  shares  in respect  of  sales  to  subsequent  purchasers,  pursuant  to  transactions  entered  into  before  the

Closing Date (“Subsequent Purchasers”), which such shares of Common Stock would have been delivered  to  the  Investor by the  Company but for the  Company’s failure  to  so deliver (the  “Open

Market  Share  Purchase”),  then  the  Company  shall  pay  to  the  Investor,  in  addition  to  any  other amounts due to Investor pursuant to the Put, and not in lieu thereof, the Open Market Adjustment

Amount  (as  defined  below).  The  “Open  Market  Adjustment  Amount”  is  the  amount  equal  to  the excess, if any, of (x) the Investor's total purchase price (including brokerage commissions, if any)

for the  Open  Market  Share Purchase  minus (y) the  net  proceeds (after brokerage  commissions,

if  any)  received  by  the  Investor  from  the  sale  of  the  Put  Shares  Due  to  such  Subsequent

Purchasers.  The  Company  shall  pay  the  Open  Market  Adjustment  Amount  to  the  Investor  in

immediately available funds within five  (5) business days of  written demand by the Investor.    By

way  of  illustration  and  not  in  limitation  of  the  foregoing,  if  the  Investor  purchases  shares  of

Common  Stock  having  a  total  purchase  price  (including  brokerage  commissions)  of  $11,000  to cover  an  Open  Market  Share  Purchase  with  respect  to  shares  of  Common  Stock  it  sold  to

Subsequent  Purchasers  for  net  proceeds  of  $10,000,  the  Open  Market  Adjustment  Amount

which the Company will be required to pay to the Investor will be $1,000.

(I)

LIMITATION  ON  AMOUNT  OF  OWNERSHIP.  Notwithstanding  anything  to  the contrary in  this Agreement,  in  no  event  shall the  Investor be  entitled  to  purchase  that number of

Shares,  which  when  added  to  the  sum  of  the  number  of  shares  of  Common  Stock  beneficially owned  (as  such  term  is  defined  under  Section  13(d)  and  Rule  13d-3  of  the  1934  Act),  by  the

Investor,  would  exceed  4.99%  of  the  number  of  shares  of  Common  Stock  outstanding  on  the

Closing Date, as determined in accordance with Rule 13d-1(j) of the 1934 Act.

SECTION 3.    INVESTOR'S  REPRESENTATIONS,  WARRANTIES  AND  COVENANTS.    The

Investor represents and warrants to the Company, and covenants, that:

(A)

SOPHISTICATED  INVESTOR.  The  Investor  has,  by  reason  of  its  business  and financial  experience,  such  knowledge,  sophistication  and  experience  in  financial  and  business matters  and  in  making  investment  decisions  of  this  type  that  it  is  capable  of  (1)  evaluating  the merits and risks of  an investment in the Securities and making an  informed investment decision;

(2)  protecting  its  own  interest;  and  (3)  bearing  the  economic  risk  of  such  investment  for  an indefinite period of time.

(B)

AUTHORIZATION;  ENFORCEMENT.  The  Investor  has  the  requisite  power  and authority  to  enter  into  and  perform  this  Agreement  and  the  Registration  Rights  Agreement.  The

execution  and  delivery  of  the  Equity  Line  Transaction  Documents  by  the  Investor  and  the

consummation  by  it  of  the  transactions  contemplated  hereby  and  thereby  have  been  duly  and validly  authorized  by  the  Investor's  general  partners  and  no  further  consent  or  authorization  is required  by  its  partners.  This  Agreement  has  been  duly  and  validly  authorized,  executed  and

delivered  on  behalf  of   the  Investor  and  is  a  valid  and  binding  agreement  of  the  Investor enforceable  against  the  Investor  in  accordance  with  its  terms,  subject  as  to  enforceability  to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium,

liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(C)

SECTION  9  OF  THE  1934  ACT.  During  the  term of  this  Agreement,  the  Investor

will  comply   with  the  provisions  of  Section  9  of   the  1934  Act,  and  the   rules  promulgated

thereunder, with respect to transactions involving the Common Stock. The Investor agrees not to sell  the  Company's  stock  short,  either  directly  or  indirectly  through  its  affiliates,  principals  or advisors, the Company's common stock during the term of this Agreement.

(D)

ACCREDITED  INVESTOR.  Investor  is  an  “Accredited  Investor”  as  that  term  is defined in Rule 501(a) of  Regulation D of the 1933 Act.

(E)

NO  CONFLICTS.  The  execution,  delivery  and  performance  of  the  Transaction

Documents   by   the   Investor   and   the   consummation   by   the   Investor   of   the   transactions

contemplated hereby and thereby will not (1) result in a violation of the partnership agreement or other  organizational  documents  of  the  Investor,  (2)  conflict  with,  or  constitute  a  material  default

(or an event which with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement,  contract,  indenture  mortgage,  indebtedness or  instrument  to  which  the  Investor  is a party,  or  to  the  Investor’s  knowledge  result  in  a  violation  of  any  law,  rule,  regulation,  order,

judgment  or  decree  (including  United  States  federal  and  state  securities  laws  and  regulations)

applicable to the Investor or by which any property or asset of the Investor is bound or affected.

(F)

NO  VIOLATIONS.  Except  as  disclosed  in  Schedule  3(f),  the  Investor  is  not  in violation  of  any  term  of,  or  in  default  under,  the  partnership  agreement  of  other  organizational

documents   of   the   Investor   or   any   material   contract,   agreement,   mortgage,   indebtedness,

indenture,  instrument,  judgment,  decree  or  order  or  any  statute,  rule  or  regulation  applicable  to

the    Investor,    except    for    conflicts,    defaults,    terminations,    amendments,    accelerations,

cancellations  and   violations   that   would  not,   individually   or  in   the  aggregate,   constitute   or

reasonably be expected to constitute a material adverse effect on the Investor.    The business of

the  Investor  is not  being  conducted,  and  shall not  be  conducted,  in  violation  of  any  law,  statute,

ordinance,  rule,  order  or  regulation  of  any  governmental  authority  or  agency,  regulatory  or self-regulatory  agency,  or  court,  except  for  violations  the  sanctions for  which  either,  individually or in the aggregate, would not have or reasonably be expected to have a material adverse effect

on  the  Investor.    Except  as  specifically  contemplated  by this Agreement  and  as  required  under the 1933 Act or any securities laws of any states, to the Investor’s knowledge, the Investor is not required to obtain any consent, authorization, permit or order of, or make any filing or registration

(except  the  filing  of  a  registration  statement  as  outlined  in  the  Registration  Rights  Agreement)

with,  any  court,  governmental  authority or  agency,  regulatory  or  self-regulatory  agency  or  other

third   party   in   order  for   it   to   execute,   deliver  or   perform   any   of   its   obligations   under,   or

contemplated by, the Equity Line Transaction Documents in accordance with the terms hereof or thereof  except  for  those  consents,  authorizations,  permits,  orders  or  filings  as  have  been obtained  or  effected  on  or  prior  to  the  date  hereof  and  are  in  full force  and  effect  as  of  the  date

hereof.     Except   as   disclosed   in   Schedule   3(f),   the   Investor   is   unaware   of   any   facts   or

circumstances which might give rise to any violation or default set forth in this Section 3(F).

(G)

OPPORTUNITY TO DISCUSS. The Investor has received all materials relating to the  Company's  business,  finance  and  operations which  it  has  requested.  The  Investor  has  had an  opportunity  to  discuss  the  business,  management  and  financial  affairs  of  the  Company  with the Company's management.

(H)

INVESTMENT PURPOSES.  The  Investor is purchasing the  Securities for its own account for investment purposes and not with a  view towards distribution and agrees to resell or otherwise  dispose  of  the  Securities  solely  in  accordance  with  the  registration  provisions  of  the

1933 Act (or pursuant to an exemption from such registration provisions).

(I)

NO  REGISTRATION  AS  A  DEALER.  The  Investor  is  not  and  will  not  be  required to  be  registered  as  a  “dealer”  under  the  1934  Act,  either  as  a  result  of  its  execution  and performance of  its obligations under this Agreement or otherwise.

(J)

GOOD  STANDING.     The  Investor  is  a  Limited   Partnership,  duly  organized,

validly existing and in good standing in the state of Delaware.

(K)

TAX  LIABILITIES.   The  Investor  understands  that   it  is   liable  for  its  own   tax

liabilities.

(L)

REGULATION M. The Investor will comply with Regulation M under the 1934 Act,

if applicable.

SECTION 4.    REPRESENTATIONS  AND WARRANTIES  OF  THE  COMPANY.    Except  as  set

forth  in  the  Schedules  attached  hereto,  or  as  disclosed  in  the  Company's  SEC  Documents,  the

Company represents and warrants to the Investor that:

(A)

ORGANIZATION  AND  QUALIFICATION.  The  Company  is  a  corporation  duly organized and  validly existing  in  good standing under the  laws of  the State  of  Nevada,  USA and has  the  requisite  corporate  power  and  authorization  to  own  its  properties  and  to  carry  on  its business  as  now  being  conducted.  Both  the  Company  and  the  companies  it  owns  or  controls

(“Subsidiaries”) are duly qualified to do business and are in good standing in every jurisdiction in which  its  ownership  of  property  or  the  nature  of  the  business  conducted  by  it  makes  such qualification  necessary,  except  to  the  extent  that  the  failure  to  be  so  qualified  or  be  in  good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse

Effect”  means  any  material  adverse  effect  on  (1)  the  properties,  assets,  operations,  results  of operations,  or financial  condition  of  the  Company and  its Subsidiaries,  if  any,  taken  as a  whole,

(2)  the  transactions  contemplated  hereby  or  by  the  agreements  and  instruments  to  be  entered

into  in   connection  herewith,  or  (3)  the  authority   or  ability  of   the   Company  to   perform  its

obligations  under  the  Equity  Line  Transaction  Documents  other  than  as  a  result  of  (a)  changes adversely affecting the United States economy (so long as the Company is not disproportionately affected  thereby),  (b)  changes  adversely  affecting  the  industry  in  which  the  Company  operates

(so  long  as  the  Company  is  not  disproportionately  affected  thereby),  (c)  the  announcement  or consummation  of  the  transactions  contemplated  by  this  Agreement,  and  (d)  changes  in  the market price of  the Common Stock.

(B)

AUTHORIZATION;

ENFORCEMENT;

COMPLIANCE

WITH

OTHER

INSTRUMENTS.

(1)

The Company has the requisite corporate power and authority to enter into and perform the Equity Line Transaction Documents, and to perform its obligations contemplated hereby and thereby.

(2)

The  execution  and  delivery  of  the  Equity  Line  Transaction  Documents  by the Company and the consummation by it of the transactions contemplated hereby and thereby,

including  without  limitation  the  reservation  for  issuance  and  the  issuance  of  the  Securities pursuant  to  this  Agreement,  have  been  duly  and  validly  authorized  by  the  Company's  Board  of

Directors  and  no  further  consent  or  authorization  is  required  by  the  Company,  its  Board  of

Directors, or its shareholders.

(3)

The   Equity   Line   Transaction   Documents   have   been   duly   and   validly

executed and delivered by the Company.

(4)

The  Equity  Line  Transaction  Documents  constitute  the  valid  and  binding obligations  of  the  Company  enforceable  against  the  Company  in  accordance  with  their  terms,

except  as  such  enforceability  may  be  limited  by  general  principles  of  equity  or  applicable bankruptcy,  insolvency,  reorganization,  moratorium,  liquidation  or  similar  laws  relating  to,  or affecting generally, the enforcement of creditors' rights and remedies.

(C)

CAPITALIZATION.  As  of  the  date  hereof,  the  authorized  capital  stock  of  the

Company  consists  of  1,990,000,000   shares  of  Common  Stock   (and  10,000,000  shares  of

preferred  stock,  with  no  preferred  shares  issued) with  $0.001  par value  per share,  of  as of  April

22,  2014,  121,336,800   shares  were   issued  and  outstanding.     Except  as  disclosed   in  the

Company’s publicly  available  filings with  the  SEC:  (1)  no  shares of  the  Company's capital  stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or  permitted  by  the  Company;  (2)  there  are  no  outstanding  debt  securities;  (3)  there  are  no outstanding  shares  of  capital  stock,  options,  warrants,  scrip,  rights  to  subscribe  to,  calls  or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares  of  capital  stock  of  the  Company  or  any  of  its  Subsidiaries,  or  contracts,  commitments,

understandings  or  arrangements  by  which  the  Company  or  any  of  its  Subsidiaries  is  or  may

become   bound  to   issue  additional  shares  of   capital  stock  of   the   Company  or  any  of   its

Subsidiaries  or  options,  warrants,  scrip,  rights  to  subscribe  to,  calls  or  commitments  of  any character  whatsoever  relating  to,  or  securities  or  rights  convertible  into,  any  shares  of  capital stock  of  the  Company  or  any  of  its  Subsidiaries;  (4)  there  are  no  agreements  or  arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities  under  the  1933  Act  (except  the  Registration  Rights  Agreement);  (5)  there  are  no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which  the  Company  or  any  of  its  Subsidiaries  is  or  may  become  bound  to  redeem  a  security of the  Company  or  any  of  its  Subsidiaries;  (6)  there  are  no  securities  or  instruments  containing anti-dilution  or  similar  provisions  that  will  be  triggered  by  the  issuance  of  the  Securities  as described  in  this  Agreement;  (7)  the  Company  does  not  have  any  stock  appreciation  rights  or

“phantom  stock”  plans  or  agreements  or  any  similar  plan  or  agreement;  and  (8)  there  is  no dispute as to the classification of any shares of the Company's capital stock.

The  Company has furnished  to  the  Investor,  or  the  Investor has had  access through  the

SEC’s EDGAR website to, true and correct copies of the Company's Articles of  Incorporation, as amended  and  in  effect  on  the  date  hereof  (the  “Articles  of  Incorporation”),  and  the  Company's

By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible into  or  exercisable  for  Common  Stock  and  the  material  rights  of  the  holders  thereof  in  respect thereto.

(D)

ISSUANCE  OF  SHARES.  The  Company  has  reserved  up  to  40,000,000  Shares for  issuance  pursuant  to  this  Agreement,  which  have  been  duly  authorized  and  reserved  for issuance  (subject  to  adjustment  pursuant  to  the  Company's  covenant  set  forth  in  Section  5(F)

below)  pursuant  to  this  Agreement.  Upon  issuance  in  accordance  with  this  Agreement,  the

Securities  will  be  validly  issued,  fully  paid  for  and  non-assessable  and  free  from  all  taxes,  liens and  charges  with  respect  to  the  issue  thereof.  In  the  event  the  Company  cannot  register  a sufficient  number  of  Shares  for  issuance  pursuant  to  this  Agreement,  the  Company  will  use  its best  efforts  to  authorize  and  reserve  for  issuance  the  number  of  Shares  required  for  the

Company to perform its obligations hereunder as soon as reasonably practicable.

(E)   NO   CONFLICTS.   The   execution,   delivery   and   performance   of   the   Equity   Line

Transaction   Documents  by   the   Company  and  the  consummation  by  the   Company   of   the

transactions  contemplated  hereby  and  thereby  will  not  (I)  result  in  a  violation  of  the  Articles  of

Incorporation, any Certificate of  Designations, Preferences and Rights of  any outstanding series of  preferred  stock  of  the  Company  or  the  By-laws;  or  (II)  conflict  with,  or  constitute  a  material default  (or an  event  which  with  notice  or  lapse  of  time  or both  would  become a  material default)

under,  or  give  to  others  any  rights  of  termination,  amendment,  acceleration  or  cancellation  of,

any  material  agreement,  contract,  indenture  mortgage,  indebtedness or  instrument  to  which  the

Company or any of its Subsidiaries is a party, or to the Company's knowledge result in a violation of  any law, rule,  regulation, order,  judgment or decree  (including United States federal and state securities laws and  regulations and  the rules and regulations of  the Principal Market  or  principal securities exchange or trading market on which the Common Stock is traded or listed) applicable to  the  Company or any of  its  Subsidiaries or  by  which  any property or asset  of  the  Company or any  of  its  Subsidiaries  is  bound  or  affected.  Except  as  disclosed  in  Schedule  4(e),  neither  the

Company  nor  its  Subsidiaries  is  in  violation  of  any  term  of,  or  in  default  under,  the  Articles  of

Incorporation, any Certificate of  Designations, Preferences and Rights of  any outstanding series of  preferred  stock  of  the  Company  or  the  By-laws  or  their  organizational  charter  or  by-laws,

respectively,   or   any   contract,   agreement,   mortgage,   indebtedness,   indenture,   instrument,

judgment,  decree  or  order  or  any  statute,  rule  or  regulation  applicable  to  the  Company  or  its

Subsidiaries,  except  for  possible  conflicts,  defaults,  terminations,  amendments,  accelerations,

cancellations  and  violations  that  would  not  individually  or  in  the  aggregate  have  or  constitute  a

Material  Adverse   Effect.   The  business  of   the  Company   and  its   Subsidiaries   is  not   being

conducted,  and  shall not  be  conducted,  in  violation  of  any law,  statute,  ordinance,  rule,  order or regulation of any governmental authority or agency, regulatory or self-regulatory agency, or court,

except for possible violations the sanctions for which either individually or in the aggregate would not  have  a  Material  Adverse  Effect.  Except  as  specifically  contemplated  by this Agreement  and as required under the 1933 Act or any securities laws of any states, to the Company's knowledge,

the Company is not required to obtain any consent, authorization, permit or order of, or make any filing  or  registration  (except  the  filing  of  a  registration  statement  as  outlined  in  the  Registration

Rights  Agreement  between  the  Parties)  with,  any  court,  governmental  authority  or  agency,

regulatory  or  self-regulatory  agency  or  other  third  party  in  order  for  it  to  execute,  deliver  or perform any of its obligations under, or contemplated by, the Equity Line Transaction Documents in  accordance  with  the  terms  hereof  or  thereof.  All  consents,  authorizations,  permits,  orders,

filings  and  registrations  which  the  Company  is  required  to  obtain  pursuant  to  the  preceding sentence  have  been  obtained  or effected  on  or prior  to  the  date  hereof  and  are  in full force  and effect  as  of  the  date  hereof.  Except  as  disclosed  in  Schedule  4(e),  the  Company  and  its

Subsidiaries are unaware  of  any facts or circumstances which  might give  rise to any violation  or default  of  any  of  the  foregoing.  The  Company  is  not,  and  will  not  be,  in  violation  of  the  listing requirements  of  the  Principal  Market  as  in  effect  on  the  date  hereof  and  on  each  of  the  Closing

Dates  and  is  not  aware  of  any  facts  which  would  reasonably  lead  to  delisting  of  the  Common

Stock by the Principal Market in the foreseeable future.

(F) SEC DOCUMENTS; FINANCIAL STATEMENTS. As of the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with  the  SEC  pursuant  to  the  reporting  requirements  of  the  1934  Act  (all  of  the  foregoing  filed prior to  the date  hereof  and all exhibits included therein  and financial statements and  schedules thereto  and  documents  incorporated  by  reference  therein  being  hereinafter  referred  to  as  the

"SEC  Documents").  The  Company  has  delivered  to  the  Investor  or  its  representatives,  or  they have  had  access  through  the  SEC’s  EDGAR  website  to,  true  and  complete  copies  of  the  SEC

Documents.  As  of  their  respective  filing  dates,  the  SEC  Documents  complied  in  all  material respects  with  the  requirements  of  the  1934  Act  and  the  rules  and  regulations  of  the  SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the  time  they  were  filed  with  the  SEC,  contained  any  untrue  statement  of  a  material  fact  or omitted to state a material fact required to be stated therein or necessary to make the statements therein,  in  light  of  the  circumstances  under  which  they  were  made,  not  misleading.  As  of  their respective  dates,  the  financial  statements  of  the  Company  included  in  the  SEC  Documents complied  as  to  form  in  all  material  respects  with  applicable  accounting  requirements  and  the published  rules and regulations of  the SEC with respect thereto. Such financial statements have been  prepared  in  accordance  with  generally  accepted  accounting  principles,  and  audited  by  a firm that is a member a member of the Public Companies Accounting Oversight Board ("PCAOB")

consistently  applied,  during  the  periods  involved  (except  (I)  as  may  be  otherwise  indicated  in such financial statements or the notes thereto, or (II) in the case of unaudited interim statements,

to  the  extent  they  may  exclude  footnotes  or  may  be  condensed  or  summary  statements)  and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited  statements,  to  normal  year-end  audit  adjustments).  No  other  written  information provided  by  or  on  behalf  of  the  Company  to  the  Investor  which  is  not  included  in  the  SEC

Documents,   including,   without   limitation,   information   referred   to   in   Section   4(D)   of   this

Agreement,  contains  any  untrue  statement  of  a  material  fact  or  omits  to  state  any  material  fact necessary to  make the  statements  therein,  in  the  light of  the  circumstance  under which  they are or  were  made,  not  misleading.  Neither  the  Company  nor  any  of  its  Subsidiaries  or  any  of  their officers,  directors,  employees or agents have  provided  the  Investor with  any material,  nonpublic information which was not publicly disclosed prior to the date hereof and any material, nonpublic information  provided  to  the  Investor  by  the  Company  or  its  Subsidiaries  or  any  of  their  officers,

directors,  employees  or  agents  prior  to  any  Closing  Date  shall  be  publicly  disclosed  by  the

Company prior to such Closing Date.

(G)  ABSENCE  OF  CERTAIN  CHANGES.  Except  as  otherwise  set  forth  in  the  SEC

Documents, the Company does not intend to change the business operations of  the Company in any material way.  The  Company has not  taken  any steps, and  does not  currently expect  to  take any  steps,  to  seek  protection  pursuant  to  any  bankruptcy  law  nor  does  the  Company  or  its

Subsidiaries  have  any   knowledge  or  reason   to  believe   that   its   creditors   intend  to   initiate

involuntary bankruptcy proceedings.

(H) ABSENCE OF LITIGATION AND/OR REGULATORY PROCEEDINGS. Except as set

forth  in  the  SEC  Documents,  there  is  no  action,  suit,  proceeding,  inquiry  or  investigation  before or  by any  court,  public board,  government  agency,  self-regulatory organization  or  body pending or,  to  the  knowledge  of  the  executive  officers of  Company or any of  its Subsidiaries,  threatened against  or  affecting  the  Company,  the  Common  Stock  or  any  of  the  Company's  Subsidiaries  or

any  of  the  Company's or  the  Company's  Subsidiaries'  officers  or  directors  in  their  capacities  as such, in which an adverse decision could have a Material Adverse Effect.

(I)  ACKNOWLEDGMENT  REGARDING  INVESTOR'S  PURCHASE  OF  SHARES.  The

Company acknowledges and agrees that the  Investor is  acting solely in the  capacity of  an arm's length  purchaser  with  respect  to  the  Equity  Line  Transaction  Documents  and  the  transactions contemplated  hereby  and  thereby.  The  Company  further  acknowledges  that  the  Investor  is  not acting as a financial advisor or fiduciary of  the Company (or in any similar capacity) with respect to  the  Equity  Line  Transaction  Documents  and  the  transactions  contemplated  hereby  and thereby and any advice given by the Investor or any of its respective representatives or agents in connection  with  the  Equity  Line  Transaction  Documents  and  the  transactions  contemplated hereby  and  thereby  is  merely  incidental  to  the  Investor's  purchase  of  the  Securities,  and  is  not being  relied  on  by  the  Company.  The  Company  further  represents  to  the  Investor  that  the

Company's decision to enter into the Equity Line Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(J)

NO

UNDISCLOSED

EVENTS,

LIABILITIES,

DEVELOPMENTS

OR

CIRCUMSTANCES. Except as set forth in the SEC Documents, as of  the date hereof, no event,

liability,  development or circumstance has occurred  or exists, or to the  Company's knowledge  is contemplated  to  occur,  with  respect  to  the  Company  or  its  Subsidiaries  or  their  respective business, properties, assets, prospects, operations or financial condition, that  would be  required to be disclosed by the Company under applicable securities laws on a registration statement filed with  the  SEC relating  to  an  issuance and  sale by the  Company of  its Common  Stock and  which has not been publicly announced.

(K)   EMPLOYEE   RELATIONS.   Neither  the   Company  nor  any   of   its  Subsidiaries   is

involved  in  any  union  labor  dispute  nor,  to  the  knowledge  of  the  Company  or  any  of  its

Subsidiaries,  is any such dispute threatened.  Neither the  Company nor any of  its Subsidiaries is

a  party to  a  collective bargaining agreement, and the  Company and  its Subsidiaries believe  that relations  with  their  employees  are  good.  No  executive  officer  (as  defined  in  Rule  501(f)  of  the

1933  Act) has notified  the  Company that  such officer intends to  leave  the  Company's employ or otherwise terminate such officer's employment with the Company.

(L)  INTELLECTUAL  PROPERTY  RIGHTS.  The  Company  and  its  Subsidiaries  own  or

possess adequate  rights  or licenses to  use  all  trademarks,  trade  names,  service  marks,  service

mark   registrations,   service   names,   patents,   patent   rights,   copyrights,   inventions,   licenses,

approvals,  governmental  authorizations,  trade  secrets  and  rights  necessary  to  conduct  their respective  businesses  as  now  conducted.  Except  as  set  forth  in  the  SEC  Documents,  none  of the  Company's  trademarks,  trade  names,  service  marks,  service  mark  registrations,  service

names,   patents,   patent   rights,   copyrights,   inventions,   licenses,   approvals,   government

authorizations,   trade   secrets   or  other   intellectual   property   rights   necessary   to   conduct   its

business as now or as proposed to be conducted have expired or terminated, or are expected to expire  or  terminate  within  two  (2)  years  from  the  date  of  this  Agreement.  The  Company  and  its

Subsidiaries do not have any knowledge of  any infringement by the Company or its Subsidiaries of  trademark,  trade  name  rights,  patents,  patent  rights,  copyrights,  inventions,  licenses,  service names, service marks, service mark registrations, trade secret or other similar rights of others, or of  any  such  development  of  similar  or  identical  trade  secrets  or  technical  information  by  others and,  except  as  set  forth  in  the  SEC  Documents,  there  is  no  claim,  action  or  proceeding  being

made  or  brought  against,   or  to  the   Company's   knowledge,   being   threatened  against,   the

Company or  its Subsidiaries regarding  trademark,  trade  name,  patents,  patent  rights,  invention,

copyright,  license,  service  names,  service  marks,  service  mark  registrations,  trade  secret  or

other   infringement;   and   the   Company   and   its   Subsidiaries   are   unaware   of   any   facts   or

circumstances which  might  give  rise  to  any of  the foregoing.  The  Company and  its  Subsidiaries have  taken  commercially  reasonable  security  measures  to  protect  the  secrecy,  confidentiality and value of all of  their intellectual properties.

(M)   ENVIRONMENTAL   LAWS.   The   Company   and   its   Subsidiaries   (I)   are,   to   the

knowledge  of  the  Company  and  its  Subsidiaries,  in  compliance  with  any  and  all  applicable foreign,  federal,  state  and  local  laws  and  regulations  relating  to  the  protection  of  human  health

and   safety,   the   environment   or   hazardous   or   toxic   substances   or   wastes,   pollutants   or

contaminants  ("Environmental  Laws");  (II)  have,  to  the  knowledge  of  the  Company,  received  all permits,  licenses  or  other  approvals  required  of  them  under  applicable  Environmental  Laws  to

conduct  their  respective  businesses;  and  (III)  are  in  compliance,  to  the  knowledge  of   the

Company, with all terms and conditions of any such permit, license or approval where, in each of

the  three  (3)  foregoing  cases,  the  failure  to  so  comply  would  have,  individually  or   in  the

aggregate, a Material Adverse Effect.

(N)  TITLE.  The  Company  and  its  Subsidiaries  have  good  and  marketable  title  to  all personal  property  owned  by  them  which  is  material  to  the  business  of  the  Company  and  its

Subsidiaries,  in each case free and clear of  all liens, encumbrances and  defects except such as are  described  in  the  SEC  Documents  or  such  as  do  not  materially  affect  the  value  of  such property  and  do  not  interfere  with  the  use  made  and  proposed  to  be  made  of  such  property  by the  Company or  any of  its Subsidiaries.  Any  real property  and  facilities held  under  lease  by the

Company  or  any  of  its  Subsidiaries  are  held  by  them  under  valid,  subsisting  and  enforceable leases  with  such  exceptions  as  are  not  material  and  do  not  interfere  with  the  use  made  and proposed to be made of  such property and buildings by the Company and its Subsidiaries.

(O)   INSURANCE.   Each   of   the   Company's   Subsidiaries  are   insured   by   insurers   of

recognized  financial  responsibility  against  such  losses  and  risks  and  in  such  amounts  as

management   of   the   Company   reasonably   believes   to   be   prudent   and   customary   in   the

businesses  in  which  the  Company  and  its  Subsidiaries  are  engaged.  Neither  the  Company  nor any  of  its  Subsidiaries  has  been  refused  any  insurance  coverage  sought  or  applied  for  and neither  the  Company  nor  its  Subsidiaries  has  any  reason  to  believe  that  it  will  not  be  able  to renew  its  existing  insurance  coverage  as  and  when  such  coverage  expires  or  to  obtain  similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(P)  REGULATORY  PERMITS.  The  Company  and  its  Subsidiaries  have  in  full  force  and effect  all  certificates,  approvals,  authorizations  and  permits  from  the  appropriate  federal,  state,

local or foreign  regulatory authorities and  comparable foreign  regulatory agencies,  necessary to own,  lease  or  operate  their  respective  properties  and  assets  and  conduct  their  respective businesses,  and  neither  the  Company  nor  any  such  Subsidiary  has  received  any  notice  of

proceedings   relating   to   the   revocation   or   modification   of   any   such   certificate,   approval,

authorization or permit, except for such certificates,  approvals, authorizations or permits which if not  obtained,  or  such  revocations  or  modifications  which,  would  not  have  a  Material  Adverse

Effect.

(Q)  INTERNAL  ACCOUNTING  CONTROLS.  The  Company and  each  of  its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that

(I)    transactions    are    executed    in    accordance    with    management's    general    or    specific

authorizations;  (II)  transactions  are  recorded  as  necessary  to  permit  preparation  of  financial

statements   in   conformity   with   generally   accepted   accounting   principles   by   a   firm   with

membership  to  the  PCAOB  and  to  maintain  asset  accountability;  (III)  reasonable  controls  to safeguard  assets  are  in  place;  and  (IV)  the  recorded  accountability for  assets  is  compared  with the  existing  assets  at  reasonable  intervals  and  appropriate  action  is  taken  with  respect  to  any differences.

(R)  NO  MATERIALLY  ADVERSE  CONTRACTS,  ETC.  Neither  the  Company  nor  any  of

its  Subsidiaries  is  subject  to  any  charter,  corporate  or  other  legal  restriction,  or  any  judgment,

decree or order which  in the judgment of  the Company's officers  has or is expected in the future to  have  a  Material Adverse  Effect.  Neither  the  Company nor any of  its  Subsidiaries is a  party  to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

(S) TAX STATUS. The Company and each of its Subsidiaries has made or filed all United

States  federal  and  state  income  and  all  other  tax  returns,  reports  and  declarations  required  by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid  and  unreported  taxes)  and  has paid  all  taxes  and  other  governmental assessments  and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of  all taxes for periods subsequent to the periods to  which such  returns,  reports  or  declarations  apply.  There  are  no  unpaid  taxes  in  any  material  amount claimed  to  be  due  by  the  taxing  authority  of  any  jurisdiction,  and  the  officers  of  the  Company know of no basis for any such claim.

(T) CERTAIN TRANSACTIONS.  Except  as set forth  in  the SEC Documents filed at  least ten (10) days prior to the date hereof and except for arm's length transactions pursuant to which the  Company makes payments in  the  ordinary course  of  business upon  terms no  less favorable than  the Company could obtain from disinterested third parties and other than the grant  of  stock options disclosed  in  the SEC Documents or stock options granted  in the future  as contemplated by  current  compensation  agreements  or  plans  disclosed  in  the  SEC  Documents,  none  of  the officers,  directors,  or employees of  the  Company is presently a party to  any transaction  with  the

Company or any of its Subsidiaries (other than for services as employees, officers and directors),

including  any  contract,  agreement  or  other  arrangement  providing  for  the  furnishing  of  services to  or  by,  providing  for  rental  of  real  or  personal  property  to  or  from,  or  otherwise  requiring payments to or from any officer, director or such employee or, to the knowledge of the Company,

any  corporation,  partnership,  trust  or  other  entity  in  which  any  officer,  director,  or  any  such employee has a substantial interest or is an officer, director, trustee or partner.

(U)  DILUTIVE  EFFECT.  The  Company understands  and  acknowledges  that  the  number of shares of Common Stock issuable upon purchases pursuant to this Agreement will increase in certain  circumstances  including,  but  not  necessarily  limited  to,  the  circumstance  wherein  the trading  price  of  the  Common  Stock  declines  during  the  period  between  the  Effective  Date  and the  end  of  the  Open  Period.  The  Company's  executive  officers  and  directors  have  studied  and fully  understand  the  nature  of  the  transactions  contemplated  by  this  Agreement  and  recognize that  they  have  a  potential  dilutive  effect  on  the  shareholders  of  the  Company.  The  Board  of

Directors  of  the  Company  has  concluded,  in  its  good  faith  business  judgment,  and  with  full understanding  of  the  implications,  that  such  issuance  is  in  the  best  interests  of  the  Company.

The  Company  specifically  acknowledges  that,  subject  to  such  limitations  as  are  expressly  set forth  in  the  Equity Line  Transaction  Documents,  its obligation  to  issue  shares of  Common  Stock upon  purchases  pursuant  to  this  Agreement  is  absolute  and  unconditional  regardless  of  the dilutive  effect  that  such  issuance  may  have  on  the  ownership  interests  of  other  shareholders  of the Company.

(V)  LOCK-UP.  The  Company  shall  cause  its  officers  and  directors  to  refrain  from  selling

Common Stock during each Pricing Period.

(W)  NO  GENERAL  SOLICITATION.  Neither  the  Company,  nor  any  of  its  affiliates,  nor any  person  acting  on  its  behalf,  has  engaged  in  any  form  of  general  solicitation  or  general advertising  (within  the  meaning  of  Regulation  D)  in  connection  with  the  offer  or  sale  of  the

Common Stock to be offered as set forth in this Agreement.

(X)  NO  BROKERS,  FINDERS  OR  FINANCIAL  ADVISORY  FEES  OR  COMMISSIONS.

No brokers, finders or financial advisory fees or commissions will be payable by the Company, its agents or Subsidiaries, with respect to the transactions contemplated by this Agreement, except as otherwise disclosed in this Agreement.

SECTION 5.    COVENANTS OF THE COMPANY

(A)

EFFORTS.  The  Company  shall  use  all  commercially  reasonable  efforts  to  timely satisfy each of the conditions set forth in Section 8 of this Agreement.

(B)

BLUE  SKY.  The  Company  shall,  at  its  sole  cost  and  expense,  on  or  before  each of  the Closing Dates, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to  the Investor at each of the Closings pursuant to this Agreement under applicable securities or “Blue Sky” laws of such states of  the  United  States,  as reasonably  specified  by the  Investor,  and  shall  provide  evidence of any such action so taken to the Investor on or prior to the Closing Date.

(C)

REPORTING  STATUS.  Until  one  of  the  following  occurs,  the  Company  shall  file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate  its  status,  or  take  an  action  or fail  to  take  any action,  which  would  terminate  its status as a reporting company under the 1934 Act: (1) this Agreement terminates pursuant to Section 9,

or  (2)  the  date  on  which  the  Investor  has  sold  all  the  Securities;  provided  that  the  Investor  shall promptly notify the Company after the Investor has sold all the Securities.

(D)

USE  OF  PROCEEDS.  The  Company  will  use  the  proceeds  from  the  sale  of  the

Securities  (excluding  amounts  paid  by  the  Company  for  fees  as  set  forth  in  the  Equity  Line

Transaction  Documents) for general corporate  and  working  capital purposes and acquisitions or assets,  businesses  or  operations  or  for  other  purposes  that  the  Board  of  Directors,  in  its  good faith, deems to be in the best interest of the Company.

(E)

FINANCIAL  INFORMATION.  During  the  Open  Period,  the  Company  agrees  to make  available  to  the  Investor  via  the  SEC’s  EDGAR  website  or  other  electronic  means  the following documents and information on the forms set forth: (1) within five (5) Trading Days after the filing thereof  with the SEC, a copy of  its Annual Reports on Form 10-K, its Quarterly Reports

on   Form   10-Q,   any   Current   Reports   on   Form   8-K   and   any   Registration   Statements   or

amendments  filed  pursuant  to  the  1933  Act;  (2)  copies  of  any  notices  and  other  information made available or given to the shareholders of  the Company generally, contemporaneously with the making available or giving thereof to the shareholders; and (3) within two (2) calendar days of filing  or  delivery  thereof,  copies  of  all  documents  filed  with,  and  all  correspondence  sent  to,  the

Principal  Market,  any  securities  exchange  or  market,  or  the  Financial  Industry  Regulatory

Authority, unless such information is material nonpublic information.

(F)

RESERVATION  OF  SHARES.  The  Company  shall  reserve  up  to  40,000,000

Shares for the issuance of  the Securities to the Investor as required hereunder. In the event that the  Company  determines  that  it  does  not  have  a  sufficient  number  of  authorized  shares  of

Common Stock to  reserve and keep available  for issuance as described  in this Section 5(F), the

Company  shall  use  all  commercially  reasonable  efforts  to  increase  the  number  of  authorized

shares   of   Common   Stock   by   seeking   shareholder   approval  for   the   authorization   of   such

additional shares.

(G)

LISTING. The Company shall promptly secure and maintain the listing of all of the

Registrable Securities (as defined in the Registration Rights Agreement) on the Principal Market

and  each  other  national  securities  exchange  and  automated  quotation  system,  if  any,  upon which  shares  of  Common  Stock  are  then  listed  (subject  to  official  notice  of  issuance)  and  shall maintain,  such  listing  of  all  Registrable  Securities from  time  to  time  issuable  under  the  terms  of the  Equity  Line  Transaction  Documents.  Neither  the  Company  nor  any  of  its  Subsidiaries  shall take  any  action  which  would  be  reasonably  expected  to  result  in  the  delisting  or  suspension  of the  Common  Stock  on  the  Principal  Market  (excluding  suspensions  of  not  more  than  one  (1)

trading  day  resulting  from  business  announcements  by  the  Company).  The  Company  shall promptly  provide  to  the  Investor  copies  of  any  notices  it  receives  from  the  Principal  Market regarding  the  continued  eligibility  of  the  Common  Stock for  listing  on  such  automated  quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 5(G).

(H)

TRANSACTIONS  WITH  AFFILIATES.  The  Company  shall  not,  and  shall  cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary

to   enter   into,   amend,   modify   or   supplement,   any   agreement,   transaction,   commitment   or

arrangement  with  any of  its or  any  Subsidiary's officers,  directors,  persons  who  were  officers  or directors at any time during the previous two (2) years, shareholders who beneficially own 5% or more  of  the  Common  Stock,  or  Affiliates  or  with  any  individual  related  by  blood,  marriage  or adoption to any such individual or with any entity in  which any such entity or individual owns a  5%

or  more  beneficial  interest  (each  a  “Related  Party”),  except  for  (1)  customary  employment arrangements  and  benefit  programs  on  reasonable  terms,  (2)  any  agreement,  transaction,

commitment  or  arrangement  on  an  arms-length  basis  on  terms  no  less  favorable  than  terms which  would  have  been  obtainable  from  a  disinterested  third  party  other  than  such  Related

Party,(3)  any  agreement,  transaction,  commitment  or  arrangement  which  is  approved  by  a majority  of  the  disinterested  directors of  the  Company,  or  (4)  extensions  or amendments of  any existing  employment  agreement.  For purposes  hereof,  any  director  who  is also  an  officer of  the

Company or any Subsidiary of  the  Company shall not be a  disinterested director with  respect to any  such  agreement,  transaction,  commitment  or  arrangement.  “Affiliate”  for  purposes  hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (1)

has a 5% or more equity interest in that person or entity, (2) has 5% or more common ownership with  that  person  or entity,  (3) controls  that  person  or  entity,  or  (4)  is under  common  control  with that  person  or  entity.  “Control”  or  “Controls”  for  purposes  hereof  means  that  a  person  or  entity has the power, directly or indirectly, to conduct or govern the policies of another person or entity.

(I)

FILING OF FORM 8-K. On or before the date which is four (4) Trading Days after the  date  of  execution  of  this  Agreement,  the  Company  shall  file  a  Current  Report  on  Form  8-K

with   the   SEC   describing   the   terms   of   the   transaction   contemplated   by   the   Equity   Line

Transaction Documents in the form required by the 1934 Act, if such filing is required.

(J)

CORPORATE EXISTENCE. The Company shall use all commercially reasonable efforts to preserve and continue the corporate existence of  the Company.

(K)

NOTICE  OF  CERTAIN  EVENTS  AFFECTING  REGISTRATION;  SUSPENSION

OF   RIGHT   TO   MAKE  A  PUT.  The   Company  shall  promptly  notify  the  Investor  upon  the occurrence  of  any  of  the  following  events  in  respect  of  a  Registration  Statement  or  related prospectus  in  respect  of  an  offering  of  the  Securities:  (1)  receipt  of  any  request  for  additional information by the  SEC or any other federal or state  governmental authority during  the period  of effectiveness  of  the  Registration  Statement for  amendments  or supplements  to  the  Registration

Statement  or  related  prospectus;  (2)  the  issuance  by  the  SEC  or  any  other  federal  or  state governmental  authority  of  any  stop  order  suspending  the  effectiveness  of  any  Registration

Statement or the initiation of any proceedings for that purpose; (3) receipt of any notification with respect  to  the  suspension  of  the  qualification  or  exemption  from  qualification  of  any  of  the

Securities for sale in any jurisdiction or the initiation or notice of any proceeding for such purpose;

(4)  the  happening  of  any event  that  makes any  statement  made  in  such  Registration  Statement or  related  prospectus  or  any  document  incorporated  or  deemed  to  be  incorporated  therein  by reference  untrue  in  any  material  respect  or  that  requires  the  making  of  any  changes  in  the

Registration  Statement,  related  prospectus  or  documents  so  that,  in  the  case  of  a  Registration

Statement, it will not contain any untrue statement of  a material fact or omit to state any material fact  required  to  be  stated  therein  or  necessary  to  make  the  statements  therein  not  misleading,

and  that  in  the  case  of  the  related  prospectus,  it  will  not  contain  any  untrue  statement  of  a material fact or omit to state any material fact required to be stated therein or necessary to make the  statements  therein,  in  the  light  of  the  circumstances  under  which  they  were  made,  not misleading; and (5) the Company's reasonable determination that a post-effective amendment to

the   Registration   Statement   would   be  appropriate,   and   the   Company   shall  promptly   make

available  to  Investor  any  such   supplement  or  amendment  to  the   related  prospectus.   The

Company  shall  not  deliver  to  the  Investor  any  Put  Notice  during  the  continuation  of  any  of  the foregoing events in this Section 5(K).

(L)

REIMBURSEMENT.    If  (I)  the  Investor  becomes involved  in  any  capacity  in  any action,  proceeding  or  investigation  brought  by  any  shareholder  of  the  Company,  in  connection with  or  as  a  result  of  the  consummation  of  the  transactions  contemplated  by  the  Equity  Line

Transaction  Documents,  or  if  the  Investor  is  impleaded  in  any  such  action,  proceeding  or investigation  by any  person  (other  than  as  a  result  of  a  breach  of  the  Investor’s  representations and warranties set forth in this Agreement); or (II) the Investor becomes involved in any capacity in  any action,  proceeding or investigation  brought by the SEC against or involving the  Company

(unless the  Company is  involved  in  the  action,  proceeding  or  investigation as a  witness only)  or in  connection  with  or  as  a  result  of  the  consummation  of  the  transactions  contemplated  by  the

Equity  Line   Transaction  Documents  (other  than  as  a  result  of  a  breach  of  the   Investor’s

representations and warranties set forth in this Agreement), or if this Investor is impleaded in any such action, proceeding or investigation by any person, then in any such case, the Company will reimburse  the  Investor for  its actual,  reasonable  legal  and other expenses (including  the  cost  of any  investigation  and  preparation)  incurred  in  connection  therewith,  as  such  expenses  are incurred. In addition, other than with respect to any matter in which the Investor is a named party,

the Company will pay to  the Investor the charges, as reasonably determined by the  Investor, for the  time  of  any  officers  or  employees  of  the  Investor  devoted  to  appearing  and  preparing  to appear as witnesses, assisting  in  preparation for hearings, trials or pretrial matters, or otherwise with  respect  to  inquiries,  hearing,  trials,  and  other  proceedings  relating  to  the  subject  matter  of this  Agreement.  The  reimbursement  obligations  of  the  Company  under  this  section  shall  be  in addition  to  any  liability  which  the  Company  may  otherwise  have,  shall  extend  upon  the  same terms  and  conditions  to  any  affiliates  of  the  Investor  that  are  actually  named  in  such  action,

proceeding or investigation,  and partners, directors,  agents, employees, attorneys, accountants,

auditors and  controlling  persons  (if  any),  as the  case  may be,  of  Investor  and  any such  affiliate,

and  shall  be  binding  upon  and  inure  to  the  benefit  of  any  successors  of  the  Company,  the

Investor  and  any  such  affiliate  and  any  such  person.    However,  in  all  events,  if  the  Investor  is

found  to  be  guilty  of  violations  of  the  federal  or  state  securities  laws  (or  pleads  “no  contest”  or other similar plea or settles an investigation or pleading without a specific finding of  liability but is still subject  to  civil or criminal liability),  the Company will have no  responsibility to pay any of  the

Investor’s  fees  and  expenses  regardless  of  whether  or  not  the  Company  is  or  is  also  found  to have liability.

(M)

TRANSFER  AGENT.  Upon  effectiveness  of  the  Registration  Statement,  and  for

so  long  as the  Registration Statement  is effective,    the  Company shall deliver instructions to  its

transfer  agent  to  issue  Shares  to  the  Investor  that  are  covered  for  resale  by  the  Registration

Statement free of restrictive legends.

(N)

ACKNOWLEDGEMENT   OF   TERMS.   The   Company   hereby   represents   and

warrants to the Investor that: (1) it is voluntarily entering into this Agreement of its own freewill, (2)

it  is  not  entering  this  Agreement  under  economic  duress,  (3)  the  terms  of  this  Agreement  are reasonable and fair to the Company, and (4) the Company has had independent legal counsel of its  own  choosing  review  this  Agreement,  advise  the  Company  with  respect  to  this  Agreement,

and represent the Company in connection with this Agreement.

SECTION 6.    INTENTIONALLY OMITTED.

SECTION 7.    CONDITIONS  OF  THE  COMPANY'S  OBLIGATION  TO  SELL.    The  obligation

hereunder of the Company to issue and sell the Securities to the Investor is further subject to  the satisfaction,  at  or  before  each  Closing  Date,  of  each  of  the  following  conditions  set  forth  below.

These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

(A)

The  Investor  shall  have  executed  this  Agreement  and  the  Registration  Rights

Agreement and delivered the same to the Company.

(B)

The  Investor  shall  have  delivered  to  the  Company  the  Purchase  Price  for  the

Securities  being  purchased  by  the  Investor  between  the  end  of  the  Pricing  Period  and   the

Closing  Date  via  a  Put  Settlement  Sheet  (hereto  attached  as  Exhibit  D).    Immediately  after

receipt of confirmation of delivery of such Securities to the Investor, the Investor, by wire transfer of  immediately  available  funds  pursuant  to  the  wire  instructions  provided  by  the  Company,  will disburse the funds constituting the Purchase Amount.

(C)

The  representations and  warranties of  the  Investor shall be  true and  correct  in all material  respects  as  of  the  date  when  made  and  as  of  the  applicable  Closing  Date  as  though made  at  that  time  and  the  Investor  shall  have  performed,  satisfied  and  complied  in  all  material respects with the covenants, agreements and conditions required by the Equity Line Transaction

Documents to be performed, satisfied or complied with by the Investor on or before such Closing

Date.

(D)

No statute, rule, regulation, executive order, decree, ruling or injunction shall have been  enacted,  entered,  promulgated  or  endorsed  by  any  court  or  governmental  authority  of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

SECTION 8.    FURTHER  CONDITIONS  OF  THE  INVESTOR'S  OBLIGATION  TO  PURCHASE.

The  obligation  of  the  Investor hereunder  to  purchase  Shares  is subject  to  the  satisfaction,  on or before each Closing Date, of each of the following conditions set forth below.

(A)

The  Company  shall  have  executed  the  Equity  Line  Transaction  Documents  and

Commitment Shares and delivered the same to the Investor.

(B)

The Common Stock shall be authorized for quotation on  the Principal Market and trading in the Common Stock shall not have been suspended by the Principal Market or the SEC,

at  any time  beginning on the date hereof  and  through  and  including  the  respective Closing  Date

(excluding   suspensions   of   not   more   than   one   (1)   Trading   Day   resulting   from   business

announcements by the  Company,  provided  that  such  suspensions occur prior to the  Company's delivery of the Put Notice related to such Closing).

(C)

The  representations  and  warranties  of  the  Company  shall  be  true  and  correct  in all material respects as of  the date when  made and  as of  the applicable  Closing  Date as though made at  that  time and  the  Company shall have performed,  satisfied and  complied  in  all material respects with the covenants, agreements and conditions required by the Equity Line Transaction

Documents  to  be  performed,  satisfied  or  complied  with  by  the  Company  on  or  before  such

Closing  Date.  The  Investor  may  request  an  update  as  of  such  Closing  Date  regarding  the representation contained in Section 4(C) above.

(D)

The  Company  shall  have  executed  and  delivered  to  the  Investor  the  certificates

representing,   or   have   executed   electronic   book-entry   transfer   of,   the   Securities   (in   such

denominations as the Investor shall request) being purchased by the Investor at such Closing.

(E)

The Board of  Directors of the Company shall have adopted resolutions consistent with  Section  4(B)(2)  above  (the  “Resolutions”)  and  such  Resolutions  shall  not  have  been amended or rescinded prior to such Closing Date.

(F)

INTENTIONALLY OMITTED.

(G)

No statute, rule, regulation, executive order, decree, ruling or injunction shall have been  enacted,  entered,  promulgated  or  endorsed  by  any  court  or  governmental  authority  of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(H)

The  Registration  Statement  shall  be  effective  on  each  Closing  Date  and  no  stop order  suspending  the  effectiveness  of  the  Registration  statement  shall  be  in  effect  or  to  the

Company's  knowledge  shall  be  pending  or  threatened.  Furthermore,  on  each  Closing  Date  (1)

neither  the  Company  nor  the  Investor  shall  have  received  notice  that  the  SEC  has  issued  or intends  to  issue  a  stop  order  with  respect  to  such  Registration  Statement  or  that  the  SEC otherwise  has suspended  or  withdrawn  the  effectiveness of  such  Registration  Statement,  either temporarily  or  permanently,  or  intends  or  has  threatened  to  do  so  (unless  the  SEC's  concerns have been addressed and  Investor is reasonably satisfied that the SEC no longer is considering or  intends  to  take  such  action),  and  (2)  no  other  suspension  of  the  use  or  withdrawal  of  the effectiveness of such Registration Statement or related prospectus shall exist.

(I)

At  the  time  of  each  Closing,  the  Registration  Statement  (including  information  or documents  incorporated  by  reference  therein)  and  any  amendments  or  supplements  thereto shall  not  contain  any  untrue  statement  of  a  material  fact  or  omit  to  state  any  material  fact required  to  be  stated  therein  or  necessary  to  make  the  statements  therein  not  misleading  or which would require public disclosure or an update supplement to the prospectus.

(J)

If  applicable, the  shareholders of  the  Company shall have approved  the issuance of  any  Shares  in  excess  of  the  Maximum  Common  Stock  Issuance  in  accordance  with  Section

2(H)  or  the  Company  shall  have  obtained  appropriate  approval pursuant  to  the  requirements  of

Nevada law and the Company’s Articles of  Incorporation and By-laws.

(K)

The  conditions to  such  Closing  set forth  in  Section  2(E) shall have  been  satisfied on or before such Closing Date.

(L)

The  Company  shall  have   certified  to  the  Investor  the  number  of  Shares  of

Common  Stock  outstanding  when  a  Put  Notice  is  given  to  the  Investor.    The  Company's

delivery of  a  Put  Notice to the  Investor constitutes the Company's certification of  the  reservation for issuance of the necessary number of  shares of Common Stock subject to a Put Notice.

SECTION 9.    TERMINATION. This Agreement shall terminate upon any of the following events:

(A)

when  the  Investor  has  purchased  an  aggregate  of  $20,000,000  (twenty  million dollars) in the Common Stock of the Company pursuant to this Agreement; or,

(B)

on the date which is thirty-six (36) months after the Effective Date; or,

(C)

upon  written  notice  of  the  Company  to  the  Investor.    Any  and  all  shares,  or

penalties,   if   any,  due  under  this   Agreement   shall  be   immediately  payable  and   due  upon

termination of this Agreement.

SECTION 10.  SUSPENSION.    The  Company’s  right  to  cause  the  Investor  to  purchase  Shares pursuant to a Put Notice, and the Investor’s obligation to purchase Shares under this Agreement shall  be  suspended  upon  any  of  the  following  events,  and  shall  remain  suspended  until  such event is rectified:

(A)

The trading of  the Common Stock is suspended by the SEC, the Principal Market or FINRA for a period of two (2) consecutive Trading Days during the Open Period; or,

(B)

The Common Stock ceases to be registered under the 1934 Act or listed or traded

on  the  Principal  Market.    Immediately  upon  the  occurrence  of  one  of  the  above-described events, the Company shall send written notice of such event to the Investor.

SECTION 11.  INDEMNIFICATION.    In  consideration  of  the  parties’  mutual obligations set  forth in  the  Transaction  Documents,  each  of  the  parties  (in  such  capacity,  an  “Indemnitor”)  shall defend, protect,  indemnify and hold  harmless the other and all of  the other party's shareholders,

officers,  directors,  employees,  counsel,  and  direct  or  indirect  investors and  any of  the foregoing

person's   agents   or   other   representatives   (including,   without   limitation,   those   retained   in

connection    with    the    transactions    contemplated    by    this    Agreement)    (collectively,    the

“Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs,

penalties,  fees,  liabilities  and  damages,  and  reasonable  expenses  in  connection  therewith

(irrespective  of  whether  any  such  Indemnitee  is  a  party  to  the  action  for  which  indemnification

hereunder   is   sought),   and   including   reasonable   attorneys'   fees   and   disbursements   (the

“Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to

(A)  any  material  misrepresentation  or  breach  of  any  representation  or  warranty  made  by  the

Indemnitor  in  the  Equity  Line  Transaction  Documents  or  any  other  certificate,  instrument  or document contemplated hereby or thereby; (B) any material breach of  any covenant, agreement or obligation of  the  Indemnitor contained in the  Equity Line Transaction  Documents or any other certificate,  instrument  or  document  contemplated  hereby or  thereby;  or  (C) any cause  of  action,

suit  or  claim  brought  or  made  against  such  Indemnitee  by  a  third  party  and  arising  out  of  or

resulting   from   the   execution,   delivery,   performance   or   enforcement   of   the   Equity   Line

Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,  except  insofar  as  (Y)  any  such  misrepresentation,  breach  or  any  untrue  statement,

alleged  untrue  statement,  omission   or  alleged  omission   is   made   in   reliance   upon   and  in

conformity  with  information  furnished  to  Indemnitor  which  is  specifically  intended  for  use  in  the

preparation   of   any   such   Registration   Statement,   preliminary   prospectus,   prospectus   or

amendments  to  the  prospectus,  (Z)  any  such  Indemnified  Liabilities  resulted  or  arose  from  the breach  by  the  Indemnitee  party  hereto  of  any  representation,  warranty,  covenant  or  agreement of  such  Indemnitee  contained  in  the  Equity  Line  Transaction  Documents  or  the  negligence,

recklessness, willful misconduct or bad faith of  such Indemnitee. To the extent that the foregoing undertaking  by the  Indemnitor  may be unenforceable  for any  reason,  the  Indemnitor  shall make the  maximum  contribution  to  the  payment  and  satisfaction  of  each  of  the  Indemnified  Liabilities which  is permissible under applicable  law. The  indemnity provisions contained herein shall be in addition  to  any  cause  of  action  or  similar  rights  Indemnitor  may  have,  and  any  liabilities  the

Indemnitor or the Indemnitees may be subject to.

SECTION 12.  GOVERNING  LAW;  DISPUTES  SUBMITTED  TO  ARBITRATION.  All  disputes arising under this agreement shall be governed by and interpreted in accordance with the laws of

the  Commonwealth  of  Massachusetts,  without  regard  to  principles  of  conflict  of  laws.    The

parties  to  this  agreement  will  submit  all  disputes  arising  under  this  agreement  to  arbitration  in

Boston,  MA  before  a  single  arbitrator  of  the  American  Arbitration  Association  (“AAA”).    The

arbitrator shall be  selected by application of the  rules of  the AAA, or by mutual agreement of  the

parties,   except   that   such   arbitrator   shall   be   an   attorney   admitted   to   practice   law   in

Commonwealth  of  Massachusetts.    No  party to  this Agreement  will challenge the  jurisdiction or venue  provisions  as  provided  in  this  section.  No  party  to  this  agreement  will  challenge  the

jurisdiction  or  venue  provisions  as  provided  in  this  section.    Nothing  contained  herein  shall

prevent the party from obtaining an injunction.

SECTION 13.  LEGAL  EXPENSES;  AND  MISCELLANEOUS  EXPENSES.  Except  as  otherwise set forth in  the Equity Line  Transaction Documents,  each party shall pay the fees and expenses of  its  advisers,  counsel,  the  accountants  and  other  experts,  if  any,  and  all  other  expenses

incurred   by   such   party   incident   to   the   negotiation,   preparation,   execution,   delivery   and

performance  of   this  Agreement.  Any  attorneys'  fees  and  expenses  incurred  by  either  the

Company or the  Investor  in  connection  with  the  preparation,  negotiation,  execution and  delivery of  any  amendments  to  this  Agreement  or  relating  to  the  enforcement  of  the  rights  of  any  party,

after the occurrence of any breach of the terms of this Agreement by another party or any default by another party in respect of the transactions contemplated hereunder, shall be paid on demand by the party which breached the Agreement and/or defaulted, as the case may be. The Company shall  pay  all  stamp  and  other  taxes  and  duties  levied  in  connection  with  the  issuance  of  any

Securities.    The  Company  will  pay  $15,000  in  cash  toward  the  preparation  of  the  Equity  Line

Transaction Document on the earlier of  1) Closing of  the first Put or 2) 120 days after the date of this Agreement.

SECTION 14.  COUNTERPARTS.  This  Agreement  may  be  executed  in  two  or  more  identical counterparts,  all  of  which  shall  be  considered  one  and  the  same  agreement  and  shall  become effective  when  counterparts  have  been  signed  by  each  party  and  delivered  to  the  other  party;

provided that a facsimile  signature  shall be considered due execution and  shall be binding  upon

the signatory   thereto  with  the  same  force  and  effect  as  if  the  signature  were  an  original signature.

SECTION 15.  HEADINGS;   SINGULAR/PLURAL.   The   headings   of   this   Agreement   are   for

convenience of reference and shall not form part of, or affect the interpretation  of, this Agreement.

Whenever  required  by  the  context  of  this  Agreement,  the  singular  shall  include  the  plural  and masculine shall include the feminine.

SECTION 16.  SEVERABILITY.   If   any   provision   of   this   Agreement   shall   be   invalid   or

unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or

enforceability   of   the   remainder   of   this   Agreement   in   that   jurisdiction   or   the   validity   or

enforceability of any provision of this Agreement in any other jurisdiction.

SECTION 17.  ENTIRE    AGREEMENT;    AMENDMENTS.    This    Agreement    is    the    FINAL

AGREEMENT  between  the  Company and  the  Investor  with  respect  to  the  terms and  conditions set  forth  herein,  and,  the  terms of  this Agreement  may not  be  contradicted  by evidence  of  prior,

contemporaneous, or subsequent oral agreements of the Parties. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor,

and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement  is sought. The execution and delivery of  the Equity Line Transaction

Documents shall not alter the force and effect of any other agreements between the Parties, and the obligations under those agreements.

SECTION 18.  NOTICES. Any notices or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered

(A)  upon  receipt,  when  delivered  personally;  (B)  upon  receipt,  when  sent  by  facsimile  or  email with  the  signed  document  attached  in  PDF  format  (provided  confirmation  of  transmission  is mechanically or electronically generated and kept on file by the sending party); or (C) one (1) day

after  deposit  with  a  nationally  recognized  overnight  delivery  service,  in  each   case  properly

addressed  to  the  party  to  receive  the  same.  The  addresses  and  facsimile  numbers  for  such communications shall be:

If to the Company:

RADTEK, INC.

9900 Corporate Campus Dr.

Suite 3000, c/o PEG

Louisville, KY 40223

Telephone: (502) 657-6005

If to the Investor:

Dutchess Opportunity Fund, II, LP

50 Commonwealth Avenue, Suite 2

Boston, MA 02116

Telephone: (617) 301-4700

Each party shall provide five (5) days prior written notice to the other party of any change in address or facsimile number.

SECTION 19.  NO  ASSIGNMENT.  This  Agreement  and  any  rights,  agreements  or  obligations hereunder  may  not  be  assigned,  by  operation  of  law,  merger  or  otherwise,  without  the  prior written  consent  of  the  other party hereto,  and any purported  assignment by a  party witho ut  prior written  consent  of  the  other  party  will  be  null  and  void  and  not  binding  on  such  other  party.

Subject  to  the  preceding  sentence,  all  of  the  terms,  agreements,  covenants,  representations,

warranties and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties and their respective successors and assigns.

SECTION 20.  NO  THIRD  PARTY  BENEFICIARIES.  This  Agreement  is  intended  for  the  benefit of  the  parties hereto  and  is  not  for  the  benefit  of,  nor  may any provision  hereof  be  enforced  by,

any other person, except that the Company acknowledges that the  rights of  the Investor may be enforced by its general partner.

SECTION 21.  SURVIVAL.  The  indemnification  provisions  set  forth  in  Section  11,  shall  survive each of the Closings and the termination of this Agreement.

SECTION 22.  PUBLICITY.  The  Company  and  the  Investor  shall  consult  with  each  other  in

issuing   any   press   releases   or   otherwise   making   public   statements   with   respect   to   the

transactions contemplated hereby and  no  party shall  issue  any such  press release  or otherwise make any such public statement without the prior consent of the other party, which consent shall not  be  unreasonably  withheld  or  delayed,  except  that  no  prior  consent  shall  be  required  if  such disclosure is required by law, in which such case the disclosing party shall provide the other party with  prior  notice  of  such  public  statement.  The  Investor  acknowledges  that  this  Agreement  and all  or  part  of  the  Equity Line  Transaction  Documents  may be  deemed  to  be  “material  contracts”

as  that  term  is  defined  by  Item  601(b)(10)  of  Regulation  S-B,  and  that  the  Company  may therefore be required to file such documents as exhibits to reports or registration statements filed

under  the  1933  Act  or  the  1934  Act.    The  Investor  further  agrees  that  the  status  of  such documents  and  materials  as  material  contracts  shall  be  determined  solely  by  the  Company,  in consultation with its counsel.

SECTION 23.  FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and  performed,  all  such  further  acts  and  things,  and  shall  execute  and  deliver  all  such  other agreements, certificates, instruments and documents, as the other party may reasonably request

in   order  to  carry   out  the  intent  and  accomplish   the  purposes  of   this  Agreement  and  the

consummation of the transactions contemplated hereby.

SECTION 24.  INTENTIONALLY OMITTED.

SECTION 25.  NO  STRICT  CONSTRUCTION.  The  language  used  in  this  Agreement  will  be deemed to be the  language  chosen by the parties to express their mutual intent, and no  rules of strict  construction  will  be  applied  against  any party,  as the  parties  mutually  agree  that  each  has had a full and fair opportunity to review this Agreement and seek the advice of  counsel on it.

SECTION 26.  REMEDIES.  The  Investor  shall  have  all  rights  and  remedies  set  forth  in  this

Agreement  and  the  Registration  Rights  Agreement  and  all  rights  and  remedies  which  such holders  have  been  granted  at  any  time  under  any  other  agreement  or  contract  and  all  of  the rights  which  the  Investor  has  by  law.  Any  person  having  any  rights  under  any  provision  of  this

Agreement  shall  be  entitled  to  enforce  such  rights  specifically  (without  posting  a  bond  or  other security),  to  recover  damages  by  reason  of  any  default  or  breach  of  any  provision  of  this

Agreement,  including  the  recovery  of  reasonable  attorneys  fees  and  costs,  and  to  exercise  all other rights granted by law.

SECTION 27.  PAYMENT  SET  ASIDE.  To  the  extent  that  the  Company  makes  a  payment  or payments to  the  Investor hereunder or under the  Registration  Rights Agreement  or the  Investor enforces or exercises  its rights  hereunder or  thereunder,  and  such  payment  or  payments or  the proceeds  of  such  enforcement  or  exercise  or  any  part  thereof  are  subsequently  invalidated,

declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to  be  refunded,  repaid  or  otherwise  restored  to  the  Company,  a  trustee,  receiver  or  any  other person  under  any  law  (including,  without  limitation,  any  bankruptcy  law,  state  or  federal  law,

common  law  or  equitable  cause  of  action),  then  to  the  extent  of  any  such  restoration  the obligation  or part  thereof  originally  intended  to  be satisfied  shall be  revived  and  continued  in full force  and  effect  as  if  such  payment  had  not  been  made  or  such  enforcement  or  setoff  had  not occurred.

SECTION 28.  PRICING  OF  COMMON  STOCK.  For  purposes  of  this  Agreement,  the  VWAP  of the Common Stock shall be as reported on a direct feed service.

SECTION 29.  NON-DISCLOSURE OF NON-PUBLIC INFORMATION.

(A)

The  Company  shall not  disclose  non-public  information  concerning  the  Company to the Investor, its advisors, or its representatives.

(B)

Nothing  herein  shall  require  the  Company  to  disclose  non-public  information  to the  Investor or its advisors or representatives,  provided,  however,  that  notwithstanding anything herein  to  the  contrary,  the  Company  will,  as  hereinabove  provided,  immediately  notify  the advisors  and  representatives  of  the  Investor  and,  if  any,  underwriters,  of  any  event  or  the

existence   of   any   circumstance   (without   any   obligation   to   disclose   the   specific   event   or

circumstance)  of  which  it  becomes  aware,  constituting  non-public  information  (whether  or  not requested  of  the  Company  specifically  or  generally  during  the  course  of  due  diligence  by  such persons  or  entities),  which,  if  not  disclosed  in  the  prospectus  included  in  the  Registration

Statement would cause such prospectus to include a material misstatement or to omit a material fact  required  to  be  stated  therein  in  order  to  make  the  statements,  therein,  in  light  of  the circumstances  in  which  they  were  made,  not  misleading.  Nothing  contained  in  this  Section  29 shall  be  construed  to  mean  that  such  persons  or  entities  other  than  the  Investor  (without  the written consent of  the  Investor prior to disclosure of  such information) may not obtain non-public information  in  the  course  of  conducting  due  diligence  in  accordance  with  the  terms  of  this

Agreement  and  nothing  herein  shall  prevent  any  such  persons  or  entities  from  notifying  the

Company of  their opinion  that  based on  such due diligence by such  persons or entities,  that the

Registration  Statement  contains  an  untrue  statement  of  material  fact  or  omits  a  material  fact required  to  be  stated  in  the  Registration  Statement  or  necessary  to  make  the  statements contained therein, in light of the circumstances in which they were made, not misleading.

SECTION 30.  ACKNOWLEDGEMENTS  OF  THE  PARTIES.    Notwithstanding  anything  in  this

Agreement to the contrary, the parties hereto hereby acknowledge and agree to the following: (A)

the  Investor  makes  no  representations  or  covenants  that  it  will  not  engage  in  trading  in  the securities  of  the  Company,  other  than  the  Investor  will  not  sell  any  of  the  Company's  common stock at  any  time  during  a  Pricing  Period;  (B)  the  Company  shall,  by 8:30  a.m.  Boston  Time  on the fourth  Trading  Day following  the date hereof, file  a current  report on Form 8-K disclosing the material terms of  the transactions contemplated hereby and  in the other Equity Line  Transaction

Documents;  (C)  the  Company  has  not  and  shall  not  provide  material  non-public  information  to the Investor unless prior thereto the  Investor shall have executed a  written agreement  regarding the  confidentiality and use of  such  information;  and  (D) the  Company understands and confirms that  the  Investor  will  be  relying  on  the  acknowledgements  set  forth  in  clauses  (A)  through  (C)

above if the Investor effects any transactions in the securities of the Company.

[Signature Page Follows]

SIGNATURE PAGE OF INVESTMENT  AGREEMENT

Your  signature  on  this  Signature  Page  evidences  your  agreement  to  be  bound  by  the terms and conditions of  the Investment  Agreement  and the  Registration  Rights Agreement  as of

the date first written above.

The   undersigned   signatory   hereby   certifies   that   he   has   read   and  understands   the

Investment  Agreement,  and  the  representations  made  by  the  undersigned  in  this  Investment

Agreement are true and accurate, and agrees to be bound by its terms.

DUTCHESS OPPORTUNITY FUND, II, LP

By:

Douglas H. Leighton

Managing Member of:

Dutchess Capital Management, II, LLC

General Partner to:

Dutchess Opportunity Fund, II, LP

RADTEK, INC.

By:

______

Kwang Hyun Kim

President

LIST OF EXHIBITS

EXHIBIT A

Registration Rights Agreement

EXHIBIT B

Opinion of  Company's Counsel

EXHIBIT C

Put Notice

EXHIBIT D

Put Settlement Sheet

EXHIBIT E

Amended Articles of  Incorporation Amending Par Value of Shares

EXHIBIT  A

REGISTRATION RIGHTS AGREEMENT

(Attached)

A-1

EXHIBIT B

OPINION OF COMPANY’S COUNSEL

(Attached)

B-1

EXHIBIT C

FORM OF PUT NOTICE

Date:

RE: Put Notice Number

Dear Mr. Leighton:

This is to inform  you that  as of  today,  [Company  Name].  an XXXXX corporation (the "Company"), hereby elects  to  exercise  its  right  pursuant  to  the  Investment  Agreement  entered into  with  Dutchess  Opportunity

Fund  II,  LP  (“Dutchess”)  to  require  Dutchess  to  purchase  shares  of  its  common  stock.    The  Company

hereby certifies that:

1. The undersigned is the duly elected ______________ of  the Company.

2.  There  are  no  fundamental  changes  to  the  information  set  forth  in  the  Registration  Statement  which would require the Company to file a post effective amendment to the Registration Statement.

3. The Company has performed in all material respects all covenants and agreements to be performed by the Company and has complied in all material respects with all obligations and conditions contained in this

Agreement  on  or  prior  to  the  Put  Notice  Date,  and  shall  continue  to  perform  in  all  material  respects  all

covenants  and  agreements  to  be  performed  by  the  Company  through  the  applicable  Put  Date.   All

conditions to the delivery of this Put Notice are satisfied as of the date hereof.

4.  The undersigned hereby  represents,  warrants and covenants that it  has made all filings (“SEC Filings”)

required  to  be  made  by  it  pursuant  to  applicable  securities  laws  (including,  without  limitation,  all  filings required under  the Securities Exchange Act  of  1934,  which include Forms 10-Q,  10-K,  8-K,  etc.). All SEC

Filings and other public disclosures made by the Company, including, without limitation, all press releases,

analysts meetings and calls, etc. (collectively, the “Public Disclosures”), have been reviewed and approved

for   release   by   the   Company’s   attorneys   and,   if   containing   financial   information,   the   Company’s

independent  certified  public  accountants.  None  of  the  Company’s  Public  Disclosures  contain  any  untrue statement of  a material fact  or omit to state any material fact required to be stated therein or necessary  to

make  the   statements  therein,  in  the  light  of   the  circumstances  under   which   they  were   made,  not

misleading.

5. The amount of this put is up to

shares.

6. The Pricing Period runs from

until

.

7. The Suspension Price is $

.

8. The current number of shares issued and outstanding as of the Company are:

9. The number of shares currently available for resale pursuant to the Registration Statement on Form S-1 for the Equity Line are:

.

[Company Name]

By:

Name:

Title:

EXHIBIT D

FORM OF PUT SETTLEMENT SHEET

Date:

RE:    RADTEK CO, LTD

Dear

:

Pursuant to the Put given by RADTEK CO, LTD to Dutchess Opportunity Fund, II, LP on

20__,  we  are  now  submitting  the  amount  of  common  shares for  you  to  issue  to

Dutchess.

Please   deliver   __________   shares   without   restrictive   legend   via   book   entry   to   Dutchess

Opportunity Fund, II, LP immediately to the following account:

XXXXXX

Once these shares are received by us, we will have the funds wired to the Company.

Regards,

Douglas H. Leighton

DATE

PRICE

Date of  Day 1

VWAP of  Day 1

Date of  Day 2

VWAP of  Day 2

Date of  Day 3

VWAP of  Day 3

Date of  Day 4

VWAP of  Day 4

Date of  Day 5

VWAP of  Day 5

LOWEST VWAP IN PRICING PERIOD

PUT AMOUNT

PURCHASE PRICE (NINETY-FIVE PERCENT (95%))

AMOUNT OF SHARES DUE

The undersigned has completed this Put as of  this ___th day of _________, 20__.

RADTEK, INC.

By:

Name:

Title: